As filed with the Securities and Exchange Commission on April 24, 2009
                                                          Registration No. 333-

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 WESBANCO, INC.
             (Exact name of registrant as specified in its charter)

      West Virginia                                     55-0571723
(State or other jurisdiction of                       (IRS Employer
 incorporation or organization)                      Identification No.)
                                 One Bank Plaza
                          Wheeling, West Virginia 26003
                                 (304) 234-9000
       (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                               WESBANCO, INC. KSOP
                            (Full title of the Plan)

                                 Paul M. Limbert
                      President and Chief Executive Officer
                                 WesBanco, Inc.
                                 One Bank Plaza
                          Wheeling, West Virginia 26003
                                 (304) 234-9000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                                 Copies to:
James C. Gardill, Esq.                           Paul C. Cancilla, Esq.
Phillips, Gardill, Kaiser & Altmeyer, PLLC       K&L Gates LLP
61 Fourteenth Street                             Henry W. Oliver Building
Wheeling, WV 26003                               535 Smithfield Street
(304) 232-6810                                   Pittsburgh, PA 15222
                                                 (412) 355-6500


Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):


Large accelerated filer  / /   Accelerated filer |X|  Non-accelerated filer  / /   Smaller reporting
                                                     (Do not check if a smaller     company / /
                                                         reporting company)


                         CALCULATION OF REGISTRATION FEE

-------------------------------- ------------- --------------- --------------- --------------------------
                                                 Proposed        Proposed
           Title of                               maximum         maximum       Amount of registration
          securities              Amount to      offering        aggregate                fee
       to be registered               be         price per       offering
                                 registered(1)    share(2)        price(2)
-------------------------------- ------------- --------------- --------------- --------------------------

Common Stock, $2.0833 par          750,000        $22.47         $16,852,500           $940.37
value per share

-------------------------------- ------------- --------------- --------------- --------------------------


(1) This amount represents a 750,000 share increase in the number of shares of the Registrant's common stock, $2.0833 par value per share ("Common Stock") authorized for issuance under the WesBanco, Inc. KSOP. In addition to the shares set forth in the table, pursuant to Rule 416(a) under the Securities Act of 1933, as amended ("Securities Act"), this registration statement also covers an indeterminable number of shares of Common Stock that may be issuable as a result of stock splits, stock dividends and anti-dilution provisions.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) and Rule 457(c) under the Securities Act. The fee is calculated on the basis of the average of the high and low prices for the Registrant's Common Stock reported on the NASDAQ Global Select Market on April 21, 2009.

                                TABLE OF CONTENTS

PART II
     Item 3.  Incorporation of Documents by Reference
     Item 5.  Interests of Named Experts and Counsel
     Item 8.  Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-5.1:  OPINION OF PHILLIPS, GARDILL, KAISER & ALTMEYER, PLLC
EX-23.1:  CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                EXPLANATORY NOTE

     This Registration Statement on Form S-8 is being filed by WesBanco, Inc. ("WesBanco") to register an additional 750,000 shares of WesBanco's common stock, par value of $2.0833 per share, issuable under the WesBanco, Inc. KSOP (the "Plan"). Pursuant to General Instruction E to Form S-8, WesBanco incorporates by reference into this Registration Statement the entire contents of its earlier Registration Statements on Form S-8, File Nos. 333-06741 and 333-136179.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference

     The following documents filed by WesBanco with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

     1. WesBanco's Annual Report on Form 10-K for the year ended December 31, 2008, filed on March 11, 2009;

     2. WesBanco's Current Reports on Form 8-K filed on January 23, 2009, January 26, 2009, March 30, 2009 and April 15, 2009; and

     3. The description of WesBanco's common stock contained in WesBanco's Registration Statement on Form 8-A filed pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended, on May 2, 1977, as amended on June 10, 1977.

     All other documents filed by WesBanco with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this registration statement and prior to the filing of a post-effective amendment which indicates that all securities registered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement. Pursuant to General Instruction B of Form 8-K, any information submitted under Item 2.02, Results of Operations and Financial Condition, or Item 7.01, Regulation FD Disclosure, of Form 8-K is not deemed to be "filed" for the purpose of Section 18 of the Exchange Act, and we are not subject to the liabilities of Section 18 with respect to information submitted under Item 2.02 or Item 7.01 of Form 8-K. We are not incorporating by reference any information submitted under Item 2.02 or Item 7.01 of Form 8-K into any filing under the Securities Act or the Exchange Act or into this Registration Statement.

Item 5. Interests of Named Experts and Counsel

     James C. Gardill, Esq., a member in the law firm of Phillips, Gardill, Kaiser & Altmeyer, PLLC whose legal opinion with respect to the securities registered hereunder is filed as Exhibit 5.1 hereto, is the Chairman of the Board of Directors of WesBanco.

Item 8.  Exhibits.

     WesBanco has submitted the Plan to the Internal Revenue Service (the "IRS"). WesBanco hereby undertakes to submit any amendments thereto to the IRS in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan under Section 401 of the Internal Revenue Code.

     The following exhibits are filed herewith or incorporated by reference as part of this Registration Statement:

Exhibit No.               Description


  4.1 Restated Articles of Incorporation of WesBanco, Inc. (incorporated by reference to a Registration Statement on Form S-4 under Registration
          No. 333-03905 filed by the Registrant with the Securities and Exchange
          Commission on May 16, 1996).

  4.2     Articles of Amendment to the Articles of  Incorporation  of WesBanco,
          Inc. (incorporated by reference to Form 10-Q filed by the Registrant with the Securities and Exchange Commission on May 15, 1998).

  4.3 Bylaws of WesBanco, Inc. (as amended on April 26, 2007) (incorporated by reference to the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on April 27, 2007).

  4.4     Certificate  of  Designations  for  Fixed  Rate  Cumulative  Perpetual
          Preferred Stock, Series A of WesBanco, Inc. (incorporated by reference to the Current Report on Form 8-K filed by WesBanco, Inc. with the Securities and Exchange Commission on December 8, 2008).

  4.5     Amended and Restated WesBanco, Inc. KSOP (incorporated by reference to
          Exhibit 10.16 to the Registrant's Form 10-K filed by the Registrant with the Securities and Exchange Commission on March 10, 2006).

  4.6     Amendment No. 1 to WesBanco, Inc. KSOP (filed herewith).

  4.7     Second Amendment to the WesBanco, Inc. KSOP (filed herewith).

  4.8     Third Amendment to the WesBanco, Inc. KSOP (filed herewith).

  5.1 Opinion of Phillips, Gardill, Kaiser & Altmeyer, PLLC, regarding the legality of the shares being registered hereunder (filed herewith).

 23.1     Consent of Ernst & Young LLP (filed herewith).

 23.2     Consent of Phillips, Gardill, Kaiser & Altmeyer, PLLC (included in the
          Opinion filed as Exhibit 5.1).

 24.1     Power  of  Attorney  (set  forth  on  the   signature   page  of  this
          Registration Statement).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wheeling, State of West Virginia, on this 24th day of April, 2009.

                                     WESBANCO, INC.

                                     By: /s/ Paul M. Limbert
                                        ----------------------------------------
                                        Paul M. Limbert
                                        President and Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Paul M. Limbert and Robert H. Young, and each of them, his or her true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documentation in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents with full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


          Signature                       Title                          Date
------------------------------    ----------------------         ----------------------

                                  President, Chief Executive      April 24, 2009
/s/ Paul M. Limbert               Officer and Director
--------------------              (Principal Executive
Paul M. Limbert                   Officer)

                                   Executive Vice President       April 24, 2009
/s/ Robert H. Young                and Chief Financial Officer
--------------------               (Principal Financial and
Robert H. Young                    Accounting Officer)

                                   Director
----------------------
James E. Altmeyer

                                   Director
----------------
Ray A. Byrd

/s/ R. Peterson Chalfant           Director                       April 24, 2009
-------------------------
R. Peterson Chalfant

                                      II-4


          Signature                       Title                          Date
------------------------------    ----------------------         ----------------------

/s/ Christopher V. Criss           Director                       April 24, 2009
-------------------------
Christopher V. Criss

                                   Director
-------------------------------
Robert M. D'Alessandri, MD

/s/ Abigail M. Feinknopf           Director                       April 24, 2009
-------------------------
Abigail M. Feinknopf

/s/ John W. Fisher, II             Director                       April 24, 2009
-----------------------
John W. Fisher, II

/s/ Ernest S. Fragale              Director                       April 24, 2009
----------------------
Ernest S. Fragale

/s/ James C. Gardill               Director                       April 24, 2009
---------------------
James C. Gardill

/s/ John D. Kidd                   Director                       April 24, 2009
-----------------
John D. Kidd

/s/ Vaughn L. Kiger                Director                       April 24, 2009
--------------------
Vaughn L. Kiger

/s/ Robert E. Kirkbride            Director                       April 24, 2009
------------------------
Robert E. Kirkbride

/s/ D. Bruce Knox                  Director                       April 24, 2009
------------------
D. Bruce Knox

/s/ Jay T. McCamic                 Director                       April 24, 2009
-------------------
Jay T. McCamic

/s/ F. Eric Nelson, Jr.            Director                       April 24, 2009
------------------------
F. Eric Nelson, Jr.


                                      II-5

          Signature                       Title                          Date
------------------------------    ----------------------         ----------------------

/s/ Henry L. Schulhoff             Director                       April 24, 2009
-----------------------
Henry L. Schulhoff

/s/ Joan C. Stamp                  Director                       April 24, 2009
------------------
Joan C. Stamp

/s/ Neil S. Strawser               Director                       April 24, 2009
---------------------
Neil S. Strawser

/s/ Reed J. Tanner                 Director                       April 24, 2009
-------------------
Reed J. Tanner

/s/ Donald P. Wood                 Director                       April 24, 2009
-------------------
Donald P. Wood

                                  EXHIBIT INDEX

Exhibit No.                 Description

   4.1         Restated   Articles   of   Incorporation   of   WesBanco,    Inc.
               (Incorporated  by reference to a  Registration  Statement on Form
               S-4 under Registration No. 333-03905 filed by the Registrant with the Securities and Exchange Commission on May 16, 1996).

   4.2 Articles of Amendment to the Articles of Incorporation of WesBanco, Inc. (Incorporated by reference to Form 10-Q filed by the Registrant with the Securities and Exchange Commission on May
               15, 1998).

   4.3         Bylaws  of  WesBanco,   Inc.  (as  amended  on  April  26,  2007)
               (incorporated  by  reference  to the  Current  Report on Form 8-K
               filed  by  the  Registrant   with  the  Securities  and  Exchange
               Commission on April 27, 2007).

   4.4         Certificate of Designations  for Fixed Rate Cumulative  Perpetual
               Preferred Stock, Series A of WesBanco, Inc. (incorporated by reference to the Current Report on Form 8-K filed by WesBanco, Inc. with the Securities and Exchange Commission on December 8,
               2008).

   4.5         Amended  and  Restated  WesBanco,   Inc.  KSOP  (Incorporated  by
               reference to Exhibit 10.16 to the Registrant's Form 10-K filed by the Registrant  with the  Securities  and Exchange  Commission on
               March 10, 2006).

   4.6         Amendment No. 1 to WesBanco, Inc. KSOP (filed herewith).

   4.7         Second Amendment to the WesBanco, Inc. KSOP (filed herewith).

   4.8         Third Amendment to the WesBanco, Inc. KSOP (filed herewith).

   5.1 Opinion of Phillips, Gardill, Kaiser & Altmeyer, PLLC, regarding the legality of the shares being registered hereunder (filed herewith).

  23.1         Consent of Ernst & Young LLP (filed herewith).

  23.2 Consent of Phillips, Gardill, Kaiser & Altmeyer, PLLC (included in the Opinion filed as Exhibit 5.1).

  24.1 Power of Attorney (set forth on the signature page of this Registration Statement).


                                      II-7